Exhibit 99.1

FINAL – For Release March 10, 4:05 PM EST.

CompoSecure, Inc. Announces Fourth Quarter and Full Year 2021 Financial Results

•	Fourth quarter net sales of $75.3 million, up 40.2% year-over-year

•	Full year net sales of $267.9 million, in line with guidance

•	Full year Adjusted EBITDA of $102.4 million, at high end of guidance range

•	Launched Arculus—The next generation cold storage wallet for digital assets

Somerset, NJ – March 10, 2022 – CompoSecure, Inc. (NASDAQ:CMPO), a leading provider of premium financial payment cards and cryptocurrency storage and security solutions, today announced financial results for the fourth quarter and full year ended December 31, 2021.

“2021 was an exciting year for CompoSecure in which we became a newly listed public company, achieved record net sales, and launched a best-in-class three-factor authentication cold storage product for securing digital assets called Arculus,” said Jon Wilk, CEO of CompoSecure.

“The Company’s fourth-quarter performance was highlighted by net sales growth of 40.2% versus the prior year, providing substantial momentum for the business as we enter 2022. Our premium card business is being driven by strong sales execution as well as our deep customer relationships. As we move forward, we expect to benefit from the trends of increased solicitation by card issuers and growing consumer demand for premium cards as the economy emerges from the challenges of the pandemic. And with the launch of Arculus, we are in position to support a large and growing need for security and authentication solutions in the digital asset marketplace including Crypto, NFTs, and step-up authentication for log in for critical accounts.”

Fourth Quarter 2021 Financial Highlights

•	Net sales: Net sales for the fourth quarter of 2021 were $75.3 million, up 40.2% compared to $53.7 million in the fourth quarter of 2020, and grew 13.8% sequentially from the third quarter in 2021.

•	Gross Profit/Margin: Gross profit for the fourth quarter of 2021 was $39.3 compared to $25.8 million for the fourth quarter of 2020. Gross margin for the fourth quarter of 2021 was 52.2%, compared to 48.0% for the fourth quarter of 2020.

•	Adjusted EBITDA: Adjusted EBITDA for the quarter was $21.2 million, compared to $20.1 million for the fourth quarter of 2020 and reflects significant investment in Arculus marketing, product development, and sales.

•	Net Income: Net Income for the fourth quarter of 2021 was $20.0 million compared to a net income of $2.9 million in the fourth quarter of 2020.

Full Year 2021 Financial Highlights

•	Net Sales: Net sales for the full year 2021 were $267.9 million, compared to the full year 2020 at $260.6 million.

•	Gross Profit/Margin: Gross profit for the full year 2021 was $144.8 million, compared to $132.6 million from 2020. Gross margin for the year was 54.1%, compared to 50.9% for 2020.

•	Adjusted EBITDA: Adjusted EBITDA for 2021 was $102.3 million, compared to $115.4 million for 2020 and reflects significant investment in Arculus marketing, product development, and sales.

•	Net Income: Net Income for the full year 2021 was $83.4 million, compared to a net income of $77.8 million in 2020.

Fourth Quarter 2021 Highlights

•	Officially announced the launch of Arculus, the first three-factor authentication cold storage product for securing digital assets.

•	Established a business partnership to provide a co-branded Arculus KeyTM Card crypto security solution to the first 25,000 registered attendees at Bitcoin 2022, one of the largest Bitcoin conferences in the world.

•	Enhanced organizational strength with key leadership appointments: Amanda Gourbault, Chief Revenue Officer; Esra Alev, Global Head of Marketing; Thomas D’Eletto, Head of Product for Arculus; and Joe Fahy, Head of Development for Arculus.

Financial Outlook

•	Full Year 2022 Guidance: The Company reaffirmed its guidance for expected full year 2022 operating results with net sales expected to be in the range of $336 million to $376 million. Adjusted EBITDA is expected to be in the range of $100 million to $110 million.

Conference Call and Webcast

CompoSecure will hold its quarterly earnings call on March 10, 2022 at 5:00 p.m. ET. Conference call details for participation on the call are listed below. Promptly following the call, a transcript will be posted to the Investor Relations section of our website at https://ir.composecure.com/.

Investors and participants can register for the call via live webcast here. The archived webcast will be available shortly after the call on the company website, https://ir.composecure.com/.

About CompoSecure

Founded in 2000, CompoSecure is a pioneer and category leader in premium payment cards and a provider of cryptocurrency and digital asset storage and security solutions. The company focuses on serving the affluent customers of payment card issuers worldwide using proprietary production methods that meet the highest standards of quality and security. The company offers secure, innovative, and durable proprietary products that implement leading-edge engineering capabilities and security. CompoSecure’s mission is to increase clients’ brand equity in the marketplace by offering products and solutions which differentiate the brands they represent, thus elevating cardholder experience. For more information, please visit www.composecure.com.

CompoSecure created ArculusTM with the mission to promote cryptocurrency adoption by making it safe, simple and secure for the average person to buy, swap and store cryptocurrency. With a strong background in security hardware and financial payments, the ArculusTM solution was developed to allow people to use a familiar payment card form factor to manage their cryptocurrency. For more information, please visit www.getarculus.com.

Forward-Looking Statements

This press release contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These statements are based on the beliefs and assumptions of management. Although the Company believes that its plans, intentions, and expectations reflected in or suggested by these forward-looking statements are reasonable, the Company cannot assure you that it will achieve or realize these plans, intentions, or expectations. Forward-looking statements are inherently subject to risks, uncertainties, and assumptions. Generally, statements that are not historical facts, including statements concerning the Company’s possible or assumed future actions, business strategies, events, or results of operations, are forward-looking statements. In some instances, these statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates” or “intends” or the negatives of these terms or variations of them or similar terminology. Forward-looking statements are not guarantees of performance. You should not put undue reliance on these statements which speak only as of the date hereof. You should understand that the following important factors, among others, could affect the Company’s future results and could cause those results or other outcomes to differ materially from those expressed or implied in the Company’s forward-looking statements: the outcome of any legal proceedings that may be instituted against the Company or others; the impacts of the ongoing COVID-19 pandemic; the ability of the Company to grow and manage growth profitably, maintain relationships with customers, compete within its industry and retain its key employees; the possibility that the Company may be adversely impacted by other economic conditions (including the rapidly evolving conflict between Russian and the Ukraine), business, and/or competitive factors; future exchange and interest rates; and other risks and uncertainties included under “Risk Factors” in other Company filings that have been made or will be made with the Securities and Exchange Commission. The Company undertakes no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Use of Non-GAAP Financial Measures

This press release includes certain non-GAAP financial measures that are not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and that may be different from non-GAAP financial measures used by other companies. The Company believes EBITDA and Adjusted EBITDA are useful to investors in evaluating the Company’s financial performance. The Company uses these measures internally to establish forecasts, budgets and operational goals to manage and monitor its business, as well as evaluate its underlying historical performance and to measure incentive compensation, as we believe that these non-GAAP financial measures depict the true performance of the business by encompassing only relevant and controllable events, enabling the Company to evaluate and plan more effectively for the future. In addition, the Company’s debt agreements contain covenants that use a variation of these measures for purposes of determining debt covenant compliance. The Company believes that investors should have access to the same set of tools that its management uses in analyzing operating results. EBITDA and Adjusted EBITDA should not be considered as measures of financial performance under U.S. GAAP, and the items excluded from EBITDA and Adjusted EBITDA are significant components in understanding and assessing the Company’s financial performance. Accordingly, these key business metrics have limitations as an analytical tool. They should not be considered as an alternative to net income or any other performance measures derived in accordance with U.S. GAAP or as an alternative to cash flows from operating activities as a measure of the Company’s liquidity, and may be different from similarly titled non-GAAP measures used by other companies. Please refer to the tables below for the reconciliation of net income to EBITDA and Adjusted EBITDA for the quarters and years ended December 31, 2021 and December 31, 2020.

Contacts:

CompoSecure Investor:
Marc Griffin
ICR for CompoSecure
646-277-1290
CompoSecure-IR@icrinc.com

CompoSecure Media:
Wes Robinson
626-201-2928
wrobinson@olmsteadwilliams.com

Statement of Operations

Three Months Ended Dec 31,

(unaudited)

($mm)	Q4 2020	Q4 2021

Revenue

Net Sales	$53.7	$75.3

Cost of Sales	27.9	36.0

Gross Profit	$25.8	$39.3

Operating Expenses

Selling, general and administrative	20.4	30.2

Income from operations	$5.4	$9.1

Other expense

Mark to market adjustments	0.0	13.1

Interest expense	(2.0)	(2.6)

Amortization of deferred financing costs	(0.5)	(0.5)

Income taxes	0.0	0.9

Net Income	$2.9	$20.0

Source: Company financials

Note: Audits performed to PCAOB standards. Financial position has been derived from CompoSecure’s consolidated financial statements for the years ended December 31, 2020 and 2021 respectively.

Statement of Operations

Years Ended Dec 31,

(unaudited)

($mm)	2020A	2021A

Revenue

Net Sales	$260.6	$267.9

Cost of Sales	127.9	$123.1

Gross Profit	$132.7	$144.8

Operating Expenses

Selling, general and administrative	48.7	$63.4

Income from operations	$84.0	$81.4

Other expense

Mark to market adjustments	0.0	$13.0

Interest expense net of interest income	(5.3)	(10.2)

Amortization of deferred financing costs	(0.9)	(1.7)

Income taxes	0.0	$0.9

Net Income	$77.8	$83.4

Source: Company financials

Note: Audits performed to PCAOB standards. Financial position has been derived from CompoSecure’s consolidated financial statements for the years ended December 31, 2020 and 2021 respectively.

Balance Sheets

Years Ended Dec 31,

(unaudited)

($mm)	2020A	2021A

Assets
Current Assets
Cash & cash equivalents	$13.4	$21.9
Accounts receivable, net	8.8	28.0
Inventories	30.2	25.8
Prepaid expenses and other Current assets	1.0	2.6
Total Current Assets	53.4	78.3

Property and equipment, net	27.9	22.2
Deferred tax assets	0.0	25.6
Other assets	0.1	5.3
Total assets	$81.4	$131.4

Liabilities and Members' Equity
Current Liabilities
Accounts payable	2.4	7.1
Accrued expenses	15.2	39.9
Other current liabilities	0.00	1.0
Current portion of long-term debt	24.0	12.5
Total current liabilities	41.6	60.5

Long-term debt, net of deferred finance costs	211.9	233.1
Line of credit	20.0	15.0
Convertible Debt, net of debt discount	0.0	127.0
Other liabilities	0.4	103.5
Total liabilities	$273.9	$539.1

Members' Equity	(192.5)	(407.7)
Total liabilities and members' equity	$81.4	$131.4

Source: Company financials

Note: Audits performed to PCAOB standards. Financial position has been derived from CompoSecure’s consolidated financial statements for the years ended December 31, 2020 and 2021 respectively.

Statement of Cash Flows

Years Ended Dec 31,

(unaudited)

($mm)	2020A	2021A

Cash flows from operating activities
Net income	$77.8	$83.4

Depreciation	9.9	10.4
Equity compensation expense	1.8	6.1
Inventory reserve	1.0	0.0
Amortization of deferred finance costs	1.0	1.7
Mark to market adjustments	0.0	(13.1)
Change in assets and liabilities
Accounts receivable	10.2	(19.1)
Inventories	(12.9)	3.7
Prepaid expenses and other assets	(0.0)	(1.5)
Other liabilities	(1.7)	4.2
Accrued expenses	0.0	2.0
Net cash provided by operating activities	$87.1	$77.8

Cash flows rom investing activities
Acquisition of property and equipment	(7.5)	(4.8)
Net cash used in investing activities	$(7.5)	$(4.8)

Cash flows from financing activities
Business combination and PIPE financing	0.0	188.0
Proceeds from line of credit	20.0	0.0
Payment of line of credit	0.0	(5.0)
Proceeds from term loan and line of credit	117.5	265.0
Payment of term loan and line of credit	(10.5)	(255.0)
Distributions	0.0	(218.0)
Deferred finance costs related to debt origination	(3.2)	(1.9)
Issuance cost related to business combination	0.0	(15.3)
Tax Distribution to members	(216.7)	(22.3)
Net cash used in financing activities	$(92.9)	$(64.5)
Net increase (decrease) cash, cash equivalents and restricted cash	(13.3)	8.5
Cash, cash equivalents and restricted cash, beginning of year	$26.7	$13.4
Cash, cash equivalents and restricted cash, end of year	$13.4	$21.9
Supplementary disclosure of cash flow information
Cash paid during the year for interest	5.0	10.0

Source: Company financials

Note: Audits performed to PCAOB standards. Financial position has been derived from CompoSecure’s consolidated financial statements for the years ended December 31, 2020 and 2021 respectively.

Non-GAAP Adjusted EBITDA Reconciliation

Three Months Ended Dec 31,

(unaudited)

$mm	Q4 2020	Q4 2021

Net Income	$2.9	$20.0
Interest Expense	2.4	3.1
Depreciation and Amortization	2.6	2.6
Taxes	0.0	(0.9)

Unadjusted EBITDA	7.9	24.8

Non-Cash Stock Option Expense	1.0	5.1

Special Distribution	11.1	4.4

Non-Cash Warrant and Earnouts Adjustments	0.0	(13.1)

Total EBITDA Adjustments	$12.1	$(3.6)

Adjusted EBITDA	$20.0	$21.2

Non-Cash Stock Option Expense: Non-cash stock option expenses related to the executive incentive plan

Special Distribution: Adjustment to add back special distributions to Class C unit holders that was expensed. The distributions are akin to equity distributions

Non-Cash Warrants and Earnouts Adjustments: Related to changes in fair value of liabilities at December 31, 2021 for warrants and earnouts.

Source: Company financials

Non-GAAP Adjusted EBITDA Reconciliation

Years Ended Dec 31,

(unaudited)

$mm	2020A	2021A

Net Income	$77.8	$83.4
Interest Expense	6.1	11.9
Depreciation and Amortization	10.0	10.4
Taxes	0.0	(0.9)

Unadjusted EBITDA	$93.9	$104.8

Non-Cash Stock Option Expense	1.9	6.1

Non-Recurring Transaction Costs	4.0	0.0

Special Distribution	15.7	4.4

Non-Cash Warrant and Earnouts Adjustments	0.0	(13.1)

Miscellaneous Adjustments	0.0	0.2

Total EBITDA Adjustments	$21.6	$(2.4)

Adjusted EBITDA	$115.5	$102.4

Non-Cash Stock Option Expense: Non-cash stock option expenses related to the executive incentive plan

Nonrecurring Transaction Costs: Transaction related costs associated with prior transaction processes and paid to Merrill Communications, BDO USA, Edgar Dunn and Battelle

Special Distribution: Adjustment to add back special distributions to Class C unit holders that was expensed. The distributions are akin to equity distributions

Non-Cash Warrants and Earnouts Adjustments: Related to changes in fair value of liabilities at December 31, 2021 for warrants and earnouts.

Miscellaneous Adjustments: Related to Board of Directors fees and related expenses, exclusion of deferred compensation expense as Management does not expect the plan to continue in its current form and miscellaneous other expense accrual adjustments.

Source: Company financials

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